Exhibit 10.1

AMENDMENT AGREEMENT No. 1 (this “Amendment”), dated as of April 18, 2011, among ARAMARK CORPORATION (as successor to RMK Acquisition Corporation) (the “U.S. Borrower”), ARAMARK CANADA LTD., a company organized under the laws of Canada (the “Canadian Borrower”), ARAMARK INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales (the “U.K. Borrower”), ARAMARK IRELAND HOLDINGS LIMITED, a company incorporated under the laws of Ireland (the “Irish Borrower”), ARAMARK HOLDINGS GMBH & CO. KG, a company organized under the laws of Germany (the “German-1 Borrower”), ARAMARK GMBH, a company organized under the laws of Germany (the “German-2 Borrower” and, together with the U.S. Borrower, the Canadian Borrower, the U.K. Borrower, the Irish Borrower and the German-1 Borrower, the “Borrowers”), ARAMARK INTERMEDIATE HOLDCO CORPORATION, a Delaware corporation (“Holdings”), the subsidiaries of the Borrower party to the Credit Agreement (as defined below) (the “Guarantors”), the New Revolving Lenders (as defined in the Credit Agreement) party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent, collateral agent (in such capacities, the “Agent”) and as LC Facility Issuing Bank (in such capacity, the “LC Facility Issuing Bank”) to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Holdings, the Guarantors party thereto, the Agent and the other parties thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

WHEREAS, Section 2.19(a) of the Credit Agreement provides that the relevant Loan Parties may request the establishment of an increase in Revolving Commitments under a new revolving facility;

WHEREAS, the U.S. Borrower has requested the establishment of a New Revolving Facility in an aggregate principal amount of $500.0 million (the “New U.S. Revolving Facility”), of which $435.0 million are hereby designated as “Replacement Revolving Commitments” for all purposes under the Credit Agreement and the Loan Documents;

WHEREAS, concurrently with the establishment of the New U.S. Revolving Facility, the Existing U.S. Revolving Facility and Existing U.S. Revolving Commitments shall be terminated in their entirety in accordance with Section 2.05(a) of the Credit Agreement;

WHEREAS, each New Revolving Lender party hereto has agreed to provide New Revolving Commitments in respect of the New U.S. Revolving Facility set forth opposite its name on Schedule 1.1A hereto; and

WHEREAS, Section 2.19(b) permits the Agent and the Borrowers, on any Increased Amount Date on which New Revolving Commitments are effected under a New Revolving Facility, to enter into an amendment to the Credit Agreement to incorporate the terms of such New Revolving Facility on substantially the same terms as were applicable to the existing Revolving Facilities (except with respect to the rate of interest and the Scheduled Termination Date applicable to such New Revolving Facility and except as otherwise reasonably acceptable to the Agent and the Joint Lead Arrangers);

WHEREAS, on or about the Amendment No. 1 Effective Date (as defined below), (i) the U.S. Borrower expects to make a distribution to ARAMARK Holdings Corporation (“TopCo”), the direct parent of Holdings, in an amount of approximately $135 million, which the U.S. Borrower expects to fund through a Revolving Loan made by the New Revolving Lenders to the U.S. Borrower under the New U.S. Revolving Facility, and (ii) the Loan Parties shall pay fees and expenses in connection with the foregoing (clauses (i) and (ii) collectively, the “Transaction”);

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Establishment of New U.S. Revolving Facility. Subject to the terms and conditions set forth in this Amendment and in the Credit Agreement, as of the Amendment No. 1 Effective Date, each New Revolving Lender party hereto (x) consents to the terms of this Amendment and (y) agrees to provide a U.S. Revolving Commitment in an aggregate amount not to exceed the amount set forth on its counterpart signature page to this Amendment (it being understood that such Lender’s U.S. Revolving Commitment shall be the amount set forth on Schedule 1.1A hereto, which amount may be less than the amount set forth on such counterpart signature page).

Section 2. Amendment. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 3. Representations and Warranties. The U.S. Borrower represents and warrants to the Agent and each Lender that:

(a) The execution and delivery of this Amendment is within each applicable Loan Party’s and Foreign Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of such Loan Party or Foreign Borrower. This Amendment has been duly executed and delivered by each Loan Party or Foreign Borrower and is a legal, valid and binding obligation of such Loan Party or Foreign Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity. This Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect and (B) for filings and registrations necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any of the Restricted Subsidiaries, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of the Restricted Subsidiaries or their respective assets, or (other than as contemplated by this Amendment) give rise to a right thereunder to require any payment to be made by any Loan Party or any of the Restricted Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of the Restricted Subsidiaries, except Liens created pursuant to the Loan Documents, except, in the case of each of clauses (a) through (d) above, to the extent that any such violation, default or right, or any failure to obtain such consent or approval or to take any such action, would not reasonably be expected to result in a Material Adverse Effect.

(b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement or in any Loan Document are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4. Effectiveness. The Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) that each of the conditions set forth below has been satisfied:

(a) Execution of this Amendment. The Agent (or its counsel) shall have received from each Borrower, each Guarantor, the Agent and each New Revolving Lender party hereto either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of the Amendment and such other certificates, documents, instruments and agreements as the Agent shall reasonably request in connection with the transactions contemplated by this Amendment.

(b) Legal Opinions. The Agent shall have received, on behalf of itself and the Lenders on the Amendment No. 1 Effective Date, a written opinion of Simpson Thacher & Bartlett LLP, special New York counsel for the Loan Parties, in form and substance reasonably satisfactory to the Agent.

(c) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Agent shall have received (i) a certificate of the U.S. Borrower, dated the Amendment No. 1 Effective Date and executed by its Secretary, Assistant Secretary or director, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the other officers of the U.S. Borrower authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate of incorporation of the U.S. Borrower, certified by the Secretary State of Delaware, and a true and correct copy of its by-laws, and (ii) a good standing certificate for the U.S. Borrower from the Secretary of State of Delaware.

(d) Officers’ Certificate. The Agent shall have received an Officers’ Certificate, dated as of the Amendment No. 1 Effective Date, certifying that the representations and warranties set forth in Section 3 hereof are true and correct on and as of the Amendment No. 1 Effective Date.

(e) Fees. The Agent and the Joint Lead Arrangers shall have received all fees required to be paid to them by, and all expenses for which invoices have been presented (including the reasonable documented fees and expenses of legal counsel) to, the Borrowers on or before the Amendment No. 1 Effective Date. The Agent shall have received from the U.S. Borrower for the account of each Lender that has executed a counterpart to this Amendment a fee equal to 0.50% of the portion of the amount of each such Lender’s U.S. Revolving Commitment (as set forth on Schedule 1.1A hereto) that is not in excess of the amount of such Lender’s Existing U.S. Revolving Commitments immediately prior to the effectiveness of this Amendment and 1.0% of the amount by which such Lender’s U.S. Revolving Commitment (as set forth on Schedule 1.1A hereto) exceeds the amount of such Lender’s Existing U.S. Revolving Commitment immediately prior to the effectiveness of this Agreement.

(f) Solvency. The Agent shall have received a customary certificate from the chief financial officer of the U.S. Borrower certifying that the Loan Parties, on a consolidated basis on the Amendment No.1 Effective Date after giving effect to the Transaction, are solvent (within the meaning of Section 3.15 of the Credit Agreement).

(g) Insurance. The Agent shall have received, with respect to each Mortgaged Property, (x) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination and (y) if any improvement is located on any portion of any Mortgaged Property in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), a notice about special flood hazard area status and flood disaster assistance duly executed by the U.S. Borrower and each Loan Party relating thereto and the evidence of flood insurance required by Section 5.10 of the Credit Agreement and the Flood Insurance Laws. For purposes hereof, “Flood Insurance Laws” means (i) the National Flood Insurance Act of 1968, (ii) the Flood Disaster Protection Act of 1973, (iii) the National Flood Insurance Reform Act of 1994, (iv) the Flood Insurance Reform Act of 2004 (in each case, any successor statute thereto).

Section 5. Post-Closing Covenants. To the extent not delivered as of the Amendment No. 1 Effective Date, within sixty (60) days after the Amendment No. 1 Effective Date, unless waived or extended by the Agent in its sole discretion, the U.S. Borrower shall, or shall cause the applicable Loan Party to, with respect to each Mortgaged Property, deliver to the Agent each of the following, in form and substance reasonably satisfactory to the Agent:

(a) an amendment to the Mortgage encumbering such Mortgaged Property, duly executed and acknowledged by the applicable Loan Party and in form and substance reasonably satisfactory to the Agent (each, a “Mortgage Amendment”);

(b) an endorsement to the existing mortgagee’s title insurance policy disclosing no additional liens or title exceptions against such Mortgaged Property other than Permitted Liens, extending the date of such mortgagee’s title insurance policy to the date of recordation of such Mortgage Amendment (to the extent such coverage is available under the laws of the state in which each Mortgaged Property is located), and providing assurance reasonably satisfactory to the Agent that the lien on such Mortgaged Property in favor of the Agent shall continue to have the enforceability and priority in effect immediately prior to the Amendment No. 1 Effective Date;

(c) evidence of payment of all applicable filing, documentary, stamp, intangible, mortgage and recording taxes, recording and filing fees, and title insurance premiums and fees in connection with the matters set forth in clauses (a) and (b) above; and

(d) copies of, or certificates as to coverage under, the insurance policies required by Section 5.10 of the Credit Agreement naming the Agent as additional insured, loss payee and mortgagee, as applicable, and otherwise in form and substance satisfactory to the Agent.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Applicable Law; Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any U.S. Federal or New York

State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 8. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent or the Issuing Lenders, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ARAMARK CORPORATION

By:	/s/ Christopher S. Holland
Name: Christopher S. Holland
Title: Senior Vice President and Treasurer

ARAMARK CANADA LTD.

By:	/s/ L. Frederick Sutherland
Name: L. Frederick Sutherland
Title: President

ARAMARK INVESTMENTS LIMITED

By:	/s/ Roberta Wheeler
Name: Roberta Wheeler
Title: HR Director

By:	/s/ Andrew Main
Name: Andrew Main
Title: CEO

ARAMARK IRELAND HOLDINGS LIMITED

By:	/s/ Christopher S. Holland
Name: Christopher S. Holland
Title: Director

ARAMARK HOLDINGS GMBH & CO. KG

By:	/s/ Peter Amon
Name: Peter Amon
Title: President

By:	/s/ Juergen Vogl
Name: Juergen Vogl
Title: VP Finance/IT

ARAMARK GMBH

By:	/s/ Peter Amon
Name: Peter Amon
Title: President

By:	/s/ Ull Bopple
Name: Ull Bopple
Title: VP Human Resources

ARAMARK INTERMEDIATE HOLDCO CORPORATION

By:	/s/ Christopher S. Holland
Name: Christopher S. Holland
Title: Senior Vice President and Treasurer

ARAMARK AVIATION SERVICES LIMITED PARTNERSHIP

By: ARAMARK SMMS, LLC, its General Partner

By: ARAMARK CORPORATION, its sole member

By:	/s/ Christopher S. Holland
Name: Christopher S. Holland
Title: Senior Vice President and Treasurer

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP

	By:	ARAMARK SMMS, LLC, its General Partner

	By:	ARAMARK CORPORATION, its sole member

By:	/s/ Christopher S. Holland
Name: Christopher S. Holland
Title: Senior Vice President and Treasurer

TAHOE ROCKET LP

By: ARAMARK SPORTS AND ENTERTAINMENT SERVICES, LLC, its General Partner

By:	/s/ Christopher S. Holland
Name: Christopher S. Holland
Title: Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO

By:	/s/ Christopher S. Holland
Name: Christopher S. Holland
Title: Authorized Person

SCHEDULE I

L&N Uniform Supply, LLC (California)

Lake Tahoe Cruises, LLC (California)

Paradise Hornblower, LLC (California)

Shoreline Operating Company, Inc. (California)

Addison Concessions, Inc. (Delaware)

ARAMARK Asia Management, LLC (Delaware)

ARAMARK Campus, LLC (Delaware)

ARAMARK Cleanroom Services (Puerto Rico), Inc. (Delaware)

ARAMARK Cleanroom Services, LLC (Delaware)

ARAMARK Clinical Technology Services, LLC (Delaware)

ARAMARK Confection, LLC (Delaware)

ARAMARK Correctional Services, LLC (Delaware)

ARAMARK CTS, LLC (Delaware)

ARAMARK Educational Group, LLC (Delaware)

ARAMARK Educational Services, LLC (Delaware)

ARAMARK Engineering Associates, LLC (Delaware)

ARAMARK Entertainment, LLC (Delaware)

ARAMARK Executive Management Services USA, Inc. (Delaware)

ARAMARK Facilities Management, LLC (Delaware)

ARAMARK Facility Services, LLC (Delaware)

ARAMARK FHC Business Services, LLC (Delaware)

ARAMARK FHC Campus Services, LLC (Delaware)

ARAMARK FHC Correctional Services, LLC (Delaware)

ARAMARK FHC Healthcare Support Services, LLC (Delaware)

ARAMARK FHC Refreshment Services, LLC (Delaware)

ARAMARK FHC School Support Services, LLC (Delaware)

ARAMARK FHC Services, LLC (Delaware)

ARAMARK FHC Sports and Entertainment Services, LLC (Delaware)

ARAMARK FHC, LLC (Delaware)

ARAMARK Food and Support Services Group, Inc. (Delaware)

ARAMARK Food Service, LLC (Delaware)

ARAMARK FSM, LLC (Delaware)

ARAMARK Healthcare Support Services of the Virgin Islands, Inc. (Delaware)

ARAMARK Healthcare Support Services, LLC (Delaware)

ARAMARK India Holdings LLC (Delaware)

ARAMARK Industrial Services, LLC (Delaware)

ARAMARK Japan, Inc. (Delaware)

ARAMARK Marketing Services Group, Inc. (Delaware)

ARAMARK Organizational Services, Inc. (Delaware)

ARAMARK RAV, LLC (Delaware)

ARAMARK RBI, INC. (Delaware)

ARAMARK Refreshment Services, LLC (Delaware)

ARAMARK Schools, LLC (Delaware)

ARAMARK SCM, Inc. (Delaware)

ARAMARK Senior Living Services, LLC (Delaware)

ARAMARK Senior Notes Company (Delaware)

ARAMARK Services of Puerto Rico, Inc. (Delaware)

ARAMARK SM Management Services, Inc. (Delaware)

ARAMARK SMMS LLC (Delaware)

ARAMARK SMMS Real Estate LLC (Delaware)

ARAMARK Sports and Entertainment Group, LLC (Delaware)

ARAMARK Sports and Entertainment Services, LLC (Delaware)

ARAMARK Sports Facilities, LLC (Delaware)

ARAMARK Sports, LLC (Delaware)

ARAMARK Summer Games 1996, LLC (Delaware)

ARAMARK U.S. Offshore Services, LLC (Delaware)

ARAMARK Uniform & Career Apparel Group, Inc. (Delaware)

ARAMARK Uniform & Career Apparel, LLC (Delaware)

ARAMARK Uniform Manufacturing Company (Delaware)

ARAMARK Uniform Services (Baltimore) LLC (Delaware)

ARAMARK Uniform Services (Matchpoint) LLC (Delaware)

ARAMARK Uniform Services (Midwest) LLC (Delaware)

ARAMARK Uniform Services (Rochester) LLC (Delaware)

ARAMARK Uniform Services (Santa Ana) LLC (Delaware)

ARAMARK Uniform Services (Syracuse) LLC (Delaware)

ARAMARK Uniform Services (Texas) LLC (Delaware)

ARAMARK Uniform Services (West Adams) LLC (Delaware)

ARAMARK Venue Services, Inc. (Delaware)

ARAMARK/HMS, LLC (Delaware)

Delsac VIII, Inc. (Delaware)

Fine Host Holdings, LLC (Delaware)

Galls, an ARAMARK Company LLC (Delaware)

Harrison Conference Associates, LLC (Delaware)

Harry M. Stevens, LLC (Delaware)

Landy Textile Rental Services, LLC (Delaware)

SeamlessWeb Professional Solutions, LLC (Delaware)

The Menu Marketing Group, LLC (Delaware)

American Snack & Beverage, LLC (Florida)

ARAMARK Services Management of HI, Inc. (Hawaii)

ARAMARK Kitty Hawk, Inc. (Idaho)

Harrison Conference Center of Lake Bluff, Inc. (Illinois)

ARAMARK Distribution Services, Inc. (Illinois)

ARAMARK Services Management of IL, Inc. (Illinois)

ARAMARK Facility Management Corporation of Iowa (Iowa)

ARAMARK FHC Kansas, Inc. (Kansas)

ARAMARK Food Service Corporation of Kansas (Kansas)

ARAMARK Services of Kansas, Inc. (Kansas)

Harrison Conference Services of Massachusetts, LLC (Massachusetts)

Harrison Conference Services of Wellesley, LLC (Massachusetts)

ARAMARK Services Management of MI, Inc. (Michigan)

Restaura, Inc. (Michigan)

Travel Systems, LLC (Nevada)

ARAMARK Services Management of NJ, Inc. (New Jersey)

Harrison Conference Services of Princeton, Inc. (New Jersey)

Harry M. Stevens, Inc. of New Jersey (New Jersey)

Harrison Conference Center of Glen Cove, Inc. (New York)

Harrison Conference Services of North Carolina, LLC (North Carolina)

ARAMARK American Food Services, LLC (Ohio)

ARAMARK Services Management of OH, Inc. (Ohio)

ARAMARK Consumer Discount Company (Pennsylvania)

Harry M. Stevens, Inc. of Penn (Pennsylvania)

MyAssistant, Inc. (Pennsylvania)

ARAMARK Services Management of SC, Inc. (South Carolina)

ARAMARK Business Dining Services of Texas, LLC (Texas)

ARAMARK Educational Services of Texas, LLC (Texas)

ARAMARK Food Service of Texas, LLC (Texas)

ARAMARK Healthcare Support Services of Texas, Inc. (Texas)

ARAMARK Sports and Entertainment Services of Texas, LLC (Texas)

ARAMARK Educational Services of Vermont, Inc. (Vermont)

Overall Laundry Services, Inc. (Washington)

ARAMARK Capital Asset Services, LLC (Wisconsin)

ARAMARK Services Management of WI, Inc. (Wisconsin)

Kowalski-Dickow Associates, LLC (Wisconsin)

JPMORGAN CHASE BANK, N.A, as Agent and as Issuing Bank

By:	/s/ Dawn LeeLum
Name: Dawn LeeLum
Title: Executive Director